UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2012

Date of Report (Date of earliest event reported)

LZG INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-53994 (Commission File Number)	98-0234906 (IRS Employer Identification No.)

455 East 400 South, Suite #5 , Salt Lake City, Utah 84111

(Address of principal executive offices)

(435) 674-1282

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 27, 2012, Michael J. Larsen resigned as the independent registered public accounting firm for LZG International, Inc. (the “Company”). Michael J. Larsen had audited our financial statements for the fiscal years ended May 31, 2012 and 2011 and its report, dated July 25, 2012, was modified only as to the uncertainty of our ability to continue as a going concern. Except for this modification, the report did not contain an adverse opinion, disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Our board of directors approved the resignation of Michael J. Larsen and there were no disagreements between the Company and Michael J. Larsen on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ended May 31, 2012 and 2011 or any subsequent interim period preceding the date of resignation.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and Michael J. Larsen occurring during the two fiscal years ended May 31, 2012 and 2011 or any subsequent interim period preceding the date of resignation.

On August 27, 2012, the Company engaged Sadler, Gibb & Associates, L.L.C. as our independent registered public accounting firm. The decision to engage Sadler, Gibb & Associates, L.L.C. was approved by our board of directors and during the two most recent fiscal years ended May 31, 2012 and 2011, and through the date of engagement, neither we nor anyone on our behalf consulted with Sadler, Gibb & Associates, L.L.C. regarding either:

(i)	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Sadler, Gibb & Associates, L.L.C. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii)	any matter that was either the subject of a disagreement or a reportable event.

We provided a copy of this Current Report on Form 8-K to Michael J. Larsen prior to filing this report and we requested that Michael J. Larsen furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report. Michael J. Larsen has furnished the requested letter and it is attached as exhibit 16.1

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of agreement from Michael J. Larsen, dated August 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2012	LZG INTERNATIONAL, INC. By: /s/ Greg L. Popp Greg L. Popp, President